Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Zapata Quantum, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof, I, Sumit Kapur, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Sec.906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sumit Kapur
Sumit Kapur
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)

Dated: December 9, 2025